Exhibit 3

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby makes, constitutes and appoints each of Steven B. Pfeiffer and Larry G. Franceski, or either of them acting individually, the undersigned’s true and lawful attorneys-in fact and agents (each of such persons and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to:

(1)

Prepare, execute, and submit to the Securities and Exchange Commission (“SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”) or any rule or regulation thereunder;

(2)

Prepare, execute, and submit to the SEC any and all reports the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933, with respect to the any security of Iridium Communications, Inc. (the “Company”), including Forms 3, 4 and 5 and Schedules 13D and 13G (including amendments thereto and joint filing agreements in connection therewith);

(3)

Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and execute any such Form 3, 4 or 5 and Schedules 13D and 13G (including amendments thereto and joint filing agreements in connection therewith) and file such Forms and Schedules with the SEC and any stock exchange, self-regulatory association or any other authority;

(4)

Obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact; and

(5)

Take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the Attorney-in-Fact may approve in the Attorney-in-Fact’s discretion.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such Attorney-in-Fact, or such Attorney-in-Fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing Attorneys-in-Fact, and their substitutes, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the Attorneys-in Fact. This Power of Attorney revokes any other power of attorney that the undersigned has previously granted with respect to such filings.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

Dated: August 24, 2021

Estate of the late Khalid bin Abdullah bin Abdulrahman

By:	/s/ Fahd bin Khalid bin Abdullah bin Abdulrahman
Fahd bin Khalid bin Abdullah bin Abdulrahman
Legal Representative of the Estate of the late Khalid bin Abdullah bin Abdulrahman

POWER OF ATTORNEY

Know all by these presents that the undersigned hereby makes, constitutes and appoints each of Steven B. Pfeiffer and Larry G. Franceski, or either of them acting individually, the undersigned’s true and lawful attorneys-in fact and agents (each of such persons and their substitutes being referred to herein as the “Attorney-in-Fact”), with full power to act for the undersigned and in the undersigned’s name, place and stead, in any and all capacities, to:

(1)

Prepare, execute, and submit to the Securities and Exchange Commission (“SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the Attorney-in-Fact to be advisable under Section 13 or Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”) or any rule or regulation thereunder;

(2)

Prepare, execute, and submit to the SEC any and all reports the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder, or under Rule 144 under the Securities Act of 1933, with respect to the any security of Iridium Communications, Inc. (the “Company”), including Forms 3, 4 and 5 and Schedules 13D and 13G (including amendments thereto and joint filing agreements in connection therewith);

(3)

Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and execute any such Form 3, 4 or 5 and Schedules 13D and 13G (including amendments thereto and joint filing agreements in connection therewith) and file such Forms and Schedules with the SEC and any stock exchange, self-regulatory association or any other authority;

(4)

Obtain, as the undersigned’s representative and on the undersigned’s behalf, information regarding transactions in the Company’s equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact; and

(5)

Take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the Attorney-in-Fact may approve in the Attorney-in-Fact’s discretion.

The undersigned hereby grants to each Attorney-in-Fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such Attorney-in-Fact, or such Attorney-in-Fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing Attorneys-in-Fact, and their substitutes, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned’s responsibilities to comply with Sections 13 and 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 or Schedules 13D or 13G or Forms 144 with respect to the undersigned’s holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the Attorneys-in Fact. This Power of Attorney revokes any other power of attorney that the undersigned has previously granted with respect to such filings.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

Dated: August 24, 2021

By:	/s/ Fahd bin Khalid bin Abdullah bin Abdulrahman
Fahd bin Khalid bin Abdullah bin Abdulrahman, in his capacity as legal representative of the Estate of the late Khalid bin Abdullah bin Abdulrahman